UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2008

TEAM, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive

Alvin, Texas 77511

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Company has notified its employees that, due to the transitioning of the record keeping services for the Company’s 401(k) plan (the “Plan”), it is necessary for there to be a temporary blackout period in the Plan. During the temporary blackout period, the Company will suspend the ability of participants in the Plan to direct or diversify assets in such accounts, obtain a loan from the Plan or obtain a distribution while the Company and the new record-keeper complete the set-up of the new system to manage the Plan.

Consequently, for purposes of this Current Report on Form 8-K, and pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR, the Company’s executive officers and directors will be subject to a blackout, as described below. Pursuant to Rule 104 of Regulation BTR, the Company provided notice of the blackout period to its executive officers and directors on July 22, 2008. A copy of the blackout notice is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The blackout period is expected to begin on August 22, 2008 and to continue through the week ending October 20, 2008 (the “Blackout Period”). During the Blackout Period, all participants in the Plan, including executive officers, will be precluded from directing or diversifying assets in Plan accounts, obtaining a loan from the Plan or obtaining a distribution. As a result of the Blackout Period under the Plan, executive officers and directors will also be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR from directly or indirectly purchasing, selling or otherwise acquiring, any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock, while the blackout period remains in effect. The prohibition covers any acquisition of the Company’s common stock or related derivative security in connection with the covered individual’s service or employment with the Company or any sale of the Company’s common stock which the executive officer or director acquired in connection with his or her service in such capacity.

During the Blackout Period and for two years after the end date thereof, any questions concerning the Blackout Period or the transactions affected by the Blackout Period, including the beginning and ending dates of the Blackout Period should be addressed to: André C. Bouchard, Senior Vice President, General Counsel and Secretary, 200 Hermann Drive, Alvin, Texas 77511 or by phone at (281) 388-5561.

A copy of the notice is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

99.1	Notice of Blackout Period to Directors and Executive Officers of Team, Inc. dated July 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ Andre C. Bouchard
Andre C. Bouchard
Senior Vice President, General Counsel and Secretary

Dated: July 22, 2008